UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

       Date of Report (Date of earliest event reported): January 29, 2004


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)
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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

    99.1      Press release of Conseco, Inc. issued January 29, 2004.

Item 9.  Regulation FD Disclosure.

     On January 29, 2004, Conseco, Inc. (the "Company") issued a press release announcing that it had filed a registration statement with the Securities and Exchange Commission (the "SEC") on Form S-1 (file no. 333-112312) (the "Form S-1") to register the offer and sale of $800.0 million of common stock and $350.0 million of a new class of mandatorily convertible preferred stock. The registration statement has not been declared effective by the SEC. The Form S-1 contains new segment data and other previously nonpublic information regarding the Company that investors should consider. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

January 30, 2004
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer